EXHIBIT 4.1 - SPECIMEN STOCK CERTIFICATE


            NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                           CUSIP NO.____________

NUMBER                                                                    SHARES

                            MEIGUO ACQUISITION CORP.
                              ---------------------
                   AUTHORIZED COMMON STOCK: 250,000,000 SHARES
                                PAR VALUE: $.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                      Shares of MEIGUO ACQUISITION CORP. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ____________________________           _______________________
                                              President

                            MEIGUO ACQUISITION CORP.
                                    Corporate
                                      Seal
                                    Delaware
                                      *****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

                                                    Countersigned Registered:
                                                         (Transfer Agent)


                                                    By__________________________
                                                      Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common U          NIF GIFT MIN  ACT______Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN - as joint tenants with right
         of survivorship and not as              Act____________________________
         tenants in common                                      (State)

Additional abbreviations may also be used though not in the above list.

For  value  received,  _________________________________________________________
hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated_________________________________ X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: